SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. 1)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   PAUZE FUNDS
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                (Name of Registrant as Specified in Its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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                                   PAUZE FUNDS
                          14340 TORREY CHASE BOULEVARD
                                    SUITE 170
                              HOUSTON, TEXAS 77014

                   NOTICE OF CHANGE OF DATE, TIME AND LOCATION
                       OF SPECIAL MEETING OF SHAREHOLDERS


Dear Shareholders:

     We have rescheduled the Special Meeting of Shareholders for Pauze Funds (the "Meeting"), previously scheduled to be held on Monday, October 26, 1998 in Boston, due to an inadvertent delay in delivery of the notice of the Meeting (the "Notice") and the accompanying proxy statement ("Proxy Statement") to a few shareholders.

     THE MEETING WILL NOW BE HELD AT THE OFFICES OF PAUZE FUNDS, 14340 TORREY CHASE BOULEVARD, SUITE 170, HOUSTON, TEXAS 77014 ON WEDNESDAY, NOVEMBER 18, 1998 AT 10:00 A.M., CENTRAL STANDARD TIME.

     Enclosed are copies of the Notice and proxy card for the Meeting. If you need another copy of the Proxy Statement, please call 1-800-327-7170. All references to the date, time and location for the Meeting in these documents should be changed from the October 26, 1998 Boston information to the November 18, 1998 Houston information set forth above. All other information in these documents is unchanged. This Notice of Change of Date, Time and Location will first be mailed to shareholders on or about October 21, 1998. IF YOU HAVE ALREADY MAILED IN YOUR PROXY CARD AS A RESULT OF THE PREVIOUS MAILING, YOU DO NOT NEED TO SEND IN THE PROXY CARD WHICH IS ENCLOSED WITH THIS NOTICE.



                                                                TERENCE P. SMITH
                                                                       Secretary



Conshohocken, Pennsylvania
October 21, 1998



                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

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     The  definitive  proxy  statement  which was filed on October  13,  1998 is hereby incorporated by reference.